SUN CAPITAL ADVISERS TRUST

Supplement dated June 3, 2009
to the Statement of Additional Information dated May 1, 2009

Effective immediately, the following sections of the Statement of Additional Information relating to SC Oppenheimer Main Street Small Cap Fund (the “Fund”) are hereby revised as indicated:

1)  Beginning on page 44 under the heading “Portfolio Managers,” all of the references made to Marc Reinganum and Mark Zavanelli are hereby replaced with Raman Vardharaj and Matthew P. Ziehl.

2)  In the section entitled “Other Accounts Managed by Portfolio Managers – OppenheimerFunds, Inc. and OFI Institutional Asset Management, Inc.” beginning on page 60, the account information for Marc Reinganum and Mark Zavanelli is hereby replaced in its entirety with the following information as of May 19, 2009:

Manager	Total # of Accounts	Total Assets Under Management (in millions)
Raman Vardharaj (OppenheimerFunds)
Other Registered Investment Companies	8	$4,995
Other Pooled Vehicles	0	$0
Other Accounts	1	$144
Matthew P. Ziehl (OppenheimerFunds)
Other Registered Investment Companies	8	$4,995
Other Pooled Vehicles	0	$0
Other Accounts	1	$144

3)  In the section entitled “Compensation – OppenheimerFunds and OFI Institutional” beginning on page 61, all references to Messrs. Reinganum and Zavanelli are hereby deleted and replaced with Messrs. Vardharaj and Ziehl.